COMMITMENTS	12 Months Ended
Jan. 02, 2016
COMMITMENTS
COMMITMENTS

NOTE 7. COMMITMENTS

Minimum annual rental commitments on operating leases having initial or remaining non-cancelable lease terms of one year or more are as follows:

Year	(In millions)

2016	$43.1
2017	27.9
2018	19.0
2019	13.9
2020	9.9
2021 and thereafter	29.2

Total minimum lease payments	$143.0

        Rent expense for operating leases from continuing operations was approximately $58 million in 2015, $67 million in 2014, and $70 million in 2013. Operating leases primarily relate to office and warehouse space and equipment for information technology, machinery, and transportation. The terms of these leases do not impose significant restrictions or unusual obligations.

        Refer to Note 4, "Debt and Capital Leases," for information on capital lease obligations.